Ohio National Fund, Inc.	March 14, 2014

Balanced Portfolio

Supplement to Summary Prospectus Dated May 1, 2013

Under the section “Management,” information regarding Robert Straus is deleted and replaced with the following:

Donovan “Jerry” Paul, a Portfolio Manager at ICON, has been a portfolio manager of the Portfolio since March 2014.